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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


Boyd Gaming Corporation and Subsidiaries:

We consent to the incorporation by reference in Registration Statement No. 33-17941, No. 33-76484, and No. 33-85022 on Form S-8 of Boyd Gaming Corporation of our reports dated August 20, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of Boyd Gaming Corporation for the year ended June 30, 1997.


DELOITTE & TOUCHE LLP

Las Vegas, Nevada
September 12, 1997



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